                                                                    EXHIBIT 99.1

                   ESPEED REPORTS SECOND QUARTER 2005 RESULTS

NEW YORK - August 4, 2005 - eSpeed, Inc. (NASDAQ: ESPD), a leading developer of electronic marketplaces and related trading technology for the global capital markets, today reported results for the second quarter ended June 30, 2005.

EARNINGS
eSpeed reported a net loss of $1.5 million, or ($0.03) per diluted share, for the second quarter 2005 on a Generally Accepted Accounting Principles (GAAP)
basis. To reflect earnings generated from the Company's operations, eSpeed also reports non-GAAP net operating income. For the same period, the Company reported non-GAAP net operating income of $1.9 million, or $0.04 per diluted share. The difference between non-GAAP net operating income and GAAP net loss of the second quarter 2005 is $2.6 million in costs related to a potential acquisition and
$0.6 million for patent litigation costs and a non-cash charge of less than $0.1 million related to business partner securities, all net of tax. For comparative purposes, eSpeed reported non-GAAP net operating income of $9.1 million, or
$0.16 per diluted share, in the second quarter 2004. See "Non-GAAP Financial
Measures" below for a detailed description of eSpeed's non-GAAP net operating income.

REVENUES
eSpeed's total revenues for the second quarter 2005 were $37.5 million, compared to total revenues of $42.8 million for the second quarter 2004. Second quarter
2005 fully electronic revenues were $18.8 million compared to $29.2 million for the second quarter 2004. Revenues from Software Solutions in the second quarter
2005 were $10.4 million versus $7.6 million in the second quarter 2004.

Second quarter 2005 pre-tax operating margins were 7.7 percent.

VOLUME & TRANSACTIONS
Fully electronic volume was $7.1 trillion for the second quarter 2005, an increase of 11.4 percent compared to $6.4 trillion reported by the Company for the first quarter 2005. This growth compares to a 6.3 percent increase in US
Treasury volume as reported by the Federal Reserve over the same period. Average daily Federal Reserve US Treasury volume was $574 billion for the second quarter
2005. eSpeed's voice assisted volume for the second quarter 2005 was $7.4 trillion, an increase of 56.6 percent, compared to $4.7 trillion for the first quarter 2005.

Fully electronic notional volume for new products, which eSpeed defines as mortgage-backed securities, foreign exchange, interest rate swaps, futures and repos, was $506 billion for the second quarter 2005, compared to $436 billion in the first quarter 2005, an increase of 16.1 percent. Volume for the eSpeed
Equities direct access product was 178 million shares for the second quarter
2005, compared with 168 million shares for the first quarter 2005.

FREE CASH FLOW & CASH
The Company generated free cash flow, defined as cash from operations less capital expenditures, of $0.2 million for the second quarter 2005. Excluding related party receivables and payables, free cash flow for the second quarter
2005 was $4.1 million. As of June 30, 2005, eSpeed's cash and cash equivalents were approximately $182 million.

During the second quarter 2005, eSpeed repurchased approximately 905,000 shares of the Company's stock for a total of $7.8 million in cash, at an average price per share of $8.65.

Howard W. Lutnick, Chairman and CEO of eSpeed, Inc. commented, "Our commitment to customized pricing and technology solutions has helped improve eSpeed's market share in our core U.S. Treasury business for two consecutive quarters. In addition, we continue to focus our efforts on new products and believe that both foreign exchange and futures will have a positive impact on our business next year."

OUTLOOK
For the third quarter 2005, eSpeed expects to generate revenues of approximately
$37 million and expects non-GAAP net operating income to be in the range of
$0.01 to $0.02 per diluted share. This is based on the Company's expectations that the

average daily Federal Reserve US Treasury volume will be between $525 and $535 billion for the third quarter 2005. For the full year 2005, the Company expects to generate revenues of approximately $151 million, operating expenses to be approximately $141 million and non-GAAP net operating income to be in the range of $0.12 to $0.14 per diluted share. This includes the expectation that average daily Federal Reserve U.S. Treasury volume will be between $545 and $555 billion for the full year 2005.

Mr. Lutnick concluded, "As we look forward into the second half of 2005, we expect the seasonally slower third quarter will be our turning point. We expect that the business advancements we are currently making will begin to have a positive impact on our financial results in the fourth quarter."

NON-GAAP FINANCIAL MEASURES
To supplement eSpeed's consolidated financial statements presented in accordance with GAAP and to better reflect the Company's quarter-over-quarter and comparative year-over-year operating performance, eSpeed uses non-GAAP financial measures of revenues, net income and earnings per share, which are adjusted to exclude certain expenses and gains. In addition, the Company provides a computation of free cash flow. These non-GAAP financial measurements do not replace the presentation of eSpeed's GAAP financial results but are provided to improve overall understanding of the Company's current financial performance and its prospects for the future. Specifically, eSpeed believes the non-GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to the
Company's financial condition and results from operations. In addition, eSpeed's management uses these measures for reviewing the Company's financial results and evaluating eSpeed's financial performance. For the second quarter 2005, the difference between GAAP net loss and non-GAAP net operating income was ($3.3)
million, net of tax. eSpeed considers "non-GAAP net operating income" to be after-tax income generated from the Company's continuing operations excluding certain non-recurring or non-core items such as, but not limited to, asset impairments, litigation judgments, costs or settlements, restructuring charges, costs related to potential acquisitions, charitable contributions, insurance proceeds, business partner securities and similar events. The amortization of patent costs and associated licensing fees (including those made in settlement of litigation) from such patents are generally treated as operating items.
Material judgments or settlement amounts paid or received and impairments to all or a portion of such assets are generally treated as non-operating items.
Management does not provide guidance of GAAP net income because certain items identified as excluded from non-GAAP net operating income are difficult to forecast.

ABOUT ESPEED, INC.
eSpeed, Inc. (NASDAQ: ESPD) is a leader in developing and deploying electronic marketplaces and related trading technology that offers traders access to the most liquid, efficient and neutral financial markets in the world. eSpeed operates multiple buyer, multiple seller real-time electronic marketplaces for the global capital markets, including the world's largest government bond markets and other fixed income and equities marketplaces. eSpeed's suite of marketplace tools provides end-to-end transaction solutions for the purchase and sale of financial products over eSpeed's global private network or via the
Internet. eSpeed's neutral platform, reliable network, straight-through processing and superior products make it the trusted source for electronic trading at the world's largest fixed income and foreign exchange trading firms and major exchanges. To learn more, please visit www.espeed.com.

The information in this press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based upon current expectations that involve risks and uncertainties. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Our actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, the costs and expenses of developing, maintaining and protecting our intellectual property, including judgments or settlements paid or received and their related costs, the possibility of future losses and negative cash flow from operations, the effect of market conditions, including trading volume and volatility, our pricing strategy and that of our competitors, our ability to develop new products and services, to enter new markets, to secure and maintain market share, to enter into marketing and strategic alliances, to hire new personnel, to expand the use of our electronic system, to induce clients to use our marketplaces and services and to effectively manage any growth we achieve, the effects of the attacks on the World Trade Center on September 11, 2001, and other factors that are discussed under "Risk Factors" in eSpeed's Annual Report on Form 10-K filed with the Securities and Exchange Commission. We believe that all forward-looking statements are based upon reasonable assumptions when made; however, we caution that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that, accordingly, you should not place undue reliance on

these statements. Forward-looking statements speak only as of the date when made, and we undertake no obligation to update these statements in light of subsequent events or developments. Actual results and outcomes may differ materially from anticipated results or outcomes discussed in forward-looking statements.

CONTACTS:

INVESTORS:
Steve Wargo
212-610-3584

MEDIA:
Michael Geller
212-610-2430

                          ESPEED, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                                Three Months Ended        Six Months Ended
                                                                                     June 30,                 June 30,
                                                                              ----------------------  -----------------------
                                                                                 2005        2004         2005        2004
                                                                              ----------- ----------  ----------- -----------

Revenues:
     Transaction revenues with related parties
             Fully electronic transactions                                     $ 18,804    $ 29,154    $ 39,241    $ 59,681
             Voice-assisted brokerage transactions                                6,444       5,190      12,938      11,216
             Screen-assisted open outcry transactions                               403         158         810         389
                                                                              ----------- ----------  ----------- ----------
     Total transaction revenues with related parties                             25,651      34,502      52,989      71,286
     Software Solutions fees from related parties                                 6,657       4,475      12,761       8,587
     Software Solutions and licensing fees from unrelated parties                 3,765       3,107       7,942       6,105
     Interest income                                                              1,382         761       2,667       1,505
                                                                              ----------- ----------  ----------- ----------
             Total revenues                                                      37,455      42,845      76,359      87,483
                                                                              ----------- ----------  ----------- ----------

Expenses:
     Compensation and employee benefits                                          12,890       9,768      25,941      19,083
     Amortization of software development costs and other intangibles             4,504       3,820       9,170       7,549
     Other occupancy and equipment                                                7,536       6,073      14,945      12,300
     Professional and consulting fees                                             1,093         865       2,052       1,798
     Communications and client networks                                           1,882       1,595       3,638       3,208
     Marketing                                                                      369         379         862         765
     Administrative fees to related parties                                       3,422       3,212       7,299       6,169
     Other                                                                        2,863       2,145       5,354       3,618
                                                                              ----------- ----------  ----------- ----------
             Total operating expenses                                            34,559      27,857      69,261      54,490
                                                                              ----------- ----------  ----------- ----------

Pre-tax operating income                                                          2,896      14,988       7,098      32,993

Income tax provision                                                              1,026       5,860       2,552      12,899
                                                                              ----------- ----------  ----------- ----------
Net operating income                                                              1,870       9,128       4,546      20,094
                                                                              ----------- ----------  ----------- ----------

Non-operating (loss):
     Amortization of business partner and non-employee securities, net of tax       (92)        (87)       (166)       (358)
     Litigation costs, net of tax                                                  (638)          -      (1,901)          -
     Acquisition related costs, net of tax                                       (2,598)          -      (2,598)          -
                                                                              ----------- ----------  ----------- ----------
             Total non-operating (loss)                                          (3,328)        (87)     (4,665)       (358)
                                                                              ----------- ----------  ----------- ----------

GAAP net income (loss)                                                           (1,458)   $  9,041    $   (119)   $ 19,736
                                                                              =========== ==========  =========== ==========

Per share data:

     Basic pre-tax operating income per share                                  $   0.06    $   0.27    $   0.14    $   0.59

     Basic tax provision per share                                             $  (0.02)   $  (0.10)   $  (0.05)   $  (0.23)
                                                                              ----------- ----------  ----------- ----------

     Basic net operating income per share                                      $   0.04    $   0.16    $   0.09    $   0.36

     Basic non-operating (loss) per share                                      $  (0.06)   $  (0.00)   $  (0.09)   $  (0.01)
                                                                              ----------- ----------  ----------- ----------

     Basic GAAP earnings (loss) per share                                      $  (0.03)    $   0.16   $  (0.00)    $   0.35
                                                                              =========== ==========  =========== ==========

     Diluted pre-tax operating income per share                                $   0.06    $   0.26    $   0.13    $   0.57

     Diluted tax provision per share                                           $  (0.02)   $  (0.10)   $  (0.05)   $  (0.22)
                                                                              ----------- ----------  ----------- ----------

     Diluted net operating income per share                                    $   0.04    $   0.16    $   0.09    $   0.35

     Diluted non-operating (loss) per share                                    $  (0.06)   $  (0.00)   $  (0.09)   $  (0.01)
                                                                              ----------- ----------  ----------- ----------

     Diluted GAAP earnings (loss) per share                                    $  (0.03)   $   0.16    $  (0.00)   $   0.34
                                                                              =========== ==========  =========== ==========

     Basic weighted average shares of common stock outstanding                   51,281      56,153      52,205      56,114
                                                                              =========== ==========  =========== ==========

     Diluted weighted average shares of common stock outstanding                 52,138      57,958      53,128      58,161
                                                                              =========== ==========  =========== ==========

Additional data:

     Pre-tax operating margin                                                      7.7%       35.0%        9.3%       37.7%
                                                                              =========== ==========  =========== ==========


                          ESPEED, INC. AND SUBSIDIARIES
    CONSOLIDATED STATEMENTS OF OPERATIONS IN ACCORDANCE WITH GAAP (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                                 Three Months Ended         Six Months Ended
                                                                                      June 30,                  June 30,
                                                                           ----------------------------  ----------------------
                                                                                2005             2004        2005       2004
                                                                           --------------- ------------  ----------- ----------

Revenues:
     Transaction revenues with related parties

              Fully electronic transactions                                   $ 18,804        $ 29,154   $  39,241    $ 59,681
              Voice-assisted brokerage transactions                              6,444           5,190      12,938      11,216
              Screen-assisted open outcry transactions                             403             158         810         389
                                                                           --------------- ------------  ----------- ----------
     Total transaction revenues with related parties                            25,651          34,502      52,989      71,286
     Software Solutions fees from related parties                                6,657           4,475      12,761       8,587
     Software Solutions and licensing fees from unrelated parties                3,765           3,107       7,942       6,105
     Interest income                                                             1,382             761       2,667       1,505
                                                                           --------------- ------------  ----------- ----------
              Total revenues                                                    37,455          42,845      76,359      87,483
                                                                           --------------- ------------  ----------- ----------
Expenses:

     Compensation and employee benefits                                         12,890           9,768      25,941      19,083
     Amortization of software development costs and other intangibles            4,504           3,820       9,170       7,549
     Other occupancy and equipment                                               7,536           6,073      14,945      12,300
     Professional and consulting fees                                            2,129             865       5,070       1,798
     Communications and client networks                                          1,882           1,595       3,638       3,208
     Marketing                                                                     369             379         862         765
     Administrative fees to related parties                                      3,422           3,212       7,299       6,169
     Amortization of business partner and non-employee securities                  143             142         260         586
     Acquisition related costs                                                   4,124               -       4,124           -
     Other                                                                       2,863           2,145       5,354       3,618
                                                                           --------------- ------------  ----------- ----------
              Total operating expenses                                          39,862          27,999      76,663      55,076
                                                                           --------------- ------------  ----------- ----------
Income (loss) before income tax provision (benefit)                            (2,407)          14,846       (304)      32,407
Income tax provision (benefit)                                                   (949)           5,805       (185)      12,671
                                                                           --------------- ------------  ----------- ----------
Net income (loss)                                                              (1,458)        $  9,041   $   (119)    $ 19,736
                                                                           =============== ============  =========== ==========
Per share data:
     Basic earnings (loss) per share                                         $  (0.03)        $   0.16   $  (0.00)    $   0.35
                                                                           =============== ============  =========== ==========
     Diluted earnings (loss) per share                                       $  (0.03)        $   0.16   $  (0.00)    $   0.34
                                                                           =============== ============  =========== ==========
     Basic weighted average shares of common stock outstanding                  51,281          56,153      52,205      56,114
                                                                           =============== ============  =========== ==========
     Diluted weighted average shares of common stock outstanding                51,281          57,958      52,205      58,161
                                                                           =============== ============  =========== ==========


                          ESPEED, INC AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                        (IN THOUSANDS, EXCEPT SHARE DATA)



                                                                                       June 30, 2005       December 31, 2004
                                                                                   -------------------------------------------
                                                                                                 (Unaudited)

                 ASSETS
Cash and cash equivalents                                                           $         20,567      $      19,884
Reverse repurchase agreements with related parties                                           161,592            189,804
                                                                                   ------------------------------------------
  Total cash and cash equivalents                                                            182,159            209,688
Fixed assets, net                                                                             56,849             50,605
Investments                                                                                   12,504             12,709
Goodwill                                                                                      11,968             11,949
Intangible assets, net                                                                        14,221             16,097
Receivable from related parties                                                                6,061              1,630
Other assets                                                                                   8,144              7,455
                                                                                   ------------------------------------------
         Total assets                                                               $        291,906       $    310,133
                                                                                   ==========================================

                 LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Payable to related parties                                                                     4,447              7,113
Accounts payable and accrued liabilities                                                      27,146            24,795
                                                                                   ------------------------------------------
     Total current liabilities                                                                31,593            31,908

Deferred income                                                                                7,802             8,011
                                                                                   ------------------------------------------
         Total liabilities                                                                    39,395            39,919
                                                                                   ------------------------------------------

Stockholders' Equity:
Preferred stock, par value $0.01 per share; 50,000,000 shares authorized, none outstanding at June 30, 2005 and December 31, 2004
                                                                                                  -                   -
Class A common stock, par value $.01 per share; 200,000,000 shares authorized;
34,345,323 and 34,289,773 shares outstanding at June 30, 2005
and December 31, 2004, respectively                                                              343                343
Class B common stock, par value $.01 per share; 100,000,000 shares
authorized; 22,139,270 shares outstanding at June 30, 2005 and December 31, 2004                 221                221
Additional paid-in capital                                                                   294,635            294,115
Unearned stock based compensation                                                             (1,747)            (3,080)
Treasury stock, at cost; 5,341,315 and 3,082,815 shares of Class A common stock at
June 30, 2005 and December 31, 2004, respectively                                            (53,409)           (33,972)
Retained earnings                                                                             12,468             12,587

                                                                                   ------------------------------------------
         Total stockholders' equity                                                          252,511            270,214
                                                                                   ------------------------------------------

Total Liabilities and Stockholders' Equity                                          $        291,906       $    310,133
                                                                                   ==========================================


                           ESPEED, INC. & SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                                 (IN THOUSANDS)



                                                                                  THREE MONTHS ENDED            SIX MONTHS ENDED
                                                                                       JUNE 30,                     JUNE 30,
                                                                            ---------------------------- ---------------------------
                                                                                 2005           2004          2005        2004
                                                                            -------------- ------------- ------------ --------------

Cash flows from operating activities:
     Net income                                                              $  (1,458)      $   9,041    $   (119)     $  19,736
Adjustments to reconcile net income to net cash provided
by operating activities:
     Depreciation and amortization                                                7,072          5,755       14,170        11,131
     Amortization of business partner and non-employee securities                   144            142          261           586
     Amortization of employee stock based compensation                              536              -        1,072             -
     Equity in net loss (income) of unconsolidated investments                       (6)            39           15            10
     Deferred income tax expense                                                   (566)           545         (443)          608
     Tax benefit from employee stock options and warrant exercises                   46            144           84           935
     Issuance of securities under employee benefit plan                              63             30          125            60

Changes in operating assets and liabilities:
     Receivable from related parties                                            (6,060)          (369)      (4,430)           393
     Other assets                                                                   525           (29)        (498)       (1,479)
     Payable to related parties                                                   2,154          1,493      (2,667)       (2,766)
     Accounts payable and accrued expenses                                        6,206        (2,254)       2,323           118
     Deferred income                                                              (105)              -        (209)             -
                                                                            -------------- ------------- ------------ --------------
     Net cash provided by operating activities                                    8,551         14,537        9,684        29,332
                                                                            -------------- ------------- ------------ --------------

Cash flows from investing activities:
     Purchase of fixed assets                                                   (3,853)        (2,104)      (7,466)       (9,330)
     Capitalization of software development costs                               (3,944)        (4,551)      (9,523)       (8,447)
     Capitalization of patents and related defense costs                          (591)        (1,923)      (1,099)       (2,800)
     Purchase of investment                                                           -              -            -         (360)
                                                                            -------------- ------------- ------------ --------------
     Net cash used in investing activities                                      (8,388)        (8,578)     (18,088)      (20,937)
                                                                            -------------- ------------- ------------ --------------

Cash flows from financing activities:
     Purchase of Class A common stock                                           (7,827)              -     (19,437)             -
     Proceeds from exercises of stock options and warrants                          208            258          312         1,753
     Receivable from UBS in relation to warrant exercises                             -              -            -           950
     Receivable from broker in relation to stock option exercises                  (49)            393            -             -
                                                                            -------------- ------------- ------------ --------------
     Net cash (used in) provided by financing activities                        (7,668)            651     (19,125)         2,703
                                                                            -------------- ------------- ------------ --------------

Net (decrease) increase in cash and cash equivalents                            (7,505)          6,610     (27,529)        11,098
                                                                            -------------- ------------- ------------ --------------

Cash and cash equivalents at beginning of period                                 12,960         52,466       19,884        55,318

Reverse repurchase agreements with related parties at beginning of period       176,704        180,522      189,804       173,182
                                                                            -------------- ------------- ------------ --------------

Total Cash and cash equivalents at beginning of period                          189,664        232,988      209,688       228,500
                                                                            -------------- ------------- ------------ --------------

Cash and cash equivalents at end of period                                       20,567         34,115       20,567        34,115

Reverse repurchase agreements with related parties at end of period             161,592        205,483      161,592       205,483
                                                                            -------------- ------------- ------------ --------------
Total Cash and cash equivalents at end of period                             $  182,159     $  239,598   $  182,159     $ 239,598
                                                                            ============== ============= ============ =============


                           ESPEED, INC. & SUBSIDIARIES
             CONSOLIDATED STATEMENTS OF FREE CASH FLOWS (UNAUDITED)
                                 (IN THOUSANDS)



                                                                               THREE MONTHS ENDED            SIX MONTHS ENDED
                                                                                    JUNE 30,                     JUNE 30,
                                                                           ---------------------------  ------------------------
                                                                                2005         2004           2005         2004
                                                                           ------------- -------------  ------------ -----------

Pre-tax operating income                                                    $   2,896    $   14,988      $   7,098   $   32,993

Depreciation and amortization                                                   7,072         5,755         14,170       11,131
Other non-cash and non-operating items                                         (4,566)           69         (5,929)          70
                                                                           ------------- -------------  ------------ -----------
Pre-tax operating income adjusted for depreciation, amortization and other      5,402        20,812         15,339       44,194
                                                                           ------------- -------------  ------------ -----------

Income tax (provision) benefit on operating income                             (1,026)       (5,860)        (2,552)     (12,899)
Income tax benefit on non-operating loss                                        1,976            55          2,738          228
Deferred income tax expense                                                      (566)          545           (443)         608
Tax benefit from stock option and warrant exercises                                46           144             84          935
Income taxes paid                                                                   -         9,585              -       11,186
                                                                           ------------- -------------  ------------ -----------
(Increase) decrease in current income tax payable                                 430         4,469           (173)          58

Changes in related party receivable and payable, net                           (3,907)        1,124         (7,098)      (2,373)
Changes in other operating assets and liabilities, net                          6,626       (11,868)         1,616      (12,547)
                                                                           ------------- -------------  ------------ -----------
     Net cash provided by operating activities                                  8,551        14,537          9,684       29,332
                                                                           ------------- -------------  ------------ -----------

Purchases of fixed assets                                                      (3,853)       (2,104)        (7,466)      (9,330)
Capitalization of software development costs                                   (3,944)       (4,551)        (9,523)      (8,447)
Capitalization of patents and related defense costs                              (591)       (1,923)        (1,099)      (2,800)
Purchase of investment                                                              -             -              -         (360)
                                                                           ------------- -------------  ------------ -----------
     Free cash flows                                                              163         5,959         (8,404)       8,395
                                                                           ------------- -------------  ------------ -----------

Related party receivable and payable, net                                       3,907        (1,124)         7,098        2,373
                                                                           ------------- -------------  ------------ -----------
     Free cash flows, net of related party activity                             4,070     $   4,835         (1,306)  $   10,768
                                                                           ============= ============= ============= ===========



                          ESPEED, INC. AND SUBSIDIARIES
        RECONCILIATION of NON-GAAP FINANCIAL MEASURES TO GAAP (unaudited)
                                 (in thousands)



                                                                          THREE MONTHS ENDED              SIX MONTHS ENDED
                                                                                JUNE 30,                      JUNE 30,
                                                                      ----------------------------  ------------------------------
                                                                          2005           2004           2005             2004
                                                                      -------------  -------------  -------------    -------------

Revenues                                                                  $ 37,455       $ 42,845       $ 76,359         $ 87,483
                                                                      -------------  -------------  -------------    -------------
GAAP revenues                                                             $ 37,455       $ 42,845       $ 76,359         $ 87,483
                                                                      -------------  -------------  -------------    -------------

Operating expenses                                                        $ 34,559       $ 27,857       $ 69,261         $ 54,490
Amortization of business partner and non-employee securities [a]               143            142            260              586
Litigation costs [b]                                                         1,036              -          3,018                -
Acquisition related fees [c]                                                 4,124              -          4,124                -
                                                                      -------------  -------------  -------------    -------------
GAAP expenses                                                             $ 39,862       $ 27,999       $ 76,663         $ 55,076
                                                                      -------------  -------------  -------------    -------------

Pre-tax operating income                                                   $ 2,896       $ 14,988        $ 7,098         $ 32,993
Sum of reconciling items = - [a] - [b] - [c]                                (5,303)          (142)        (7,402)            (586)
                                                                      -------------  -------------  -------------    -------------
GAAP income before income tax provision                                   $ (2,407)      $ 14,846         $ (304)        $ 32,407
                                                                      -------------  -------------  -------------    -------------

Income tax provision                                                       $ 1,026        $ 5,860        $ 2,552         $ 12,899
Income tax benefit on non-operating loss [d]                                (1,975)           (55)        (2,737)            (228)
                                                                      -------------  -------------  -------------    -------------
GAAP income tax provision                                                   $ (949)       $ 5,805         $ (185)        $ 12,671
                                                                      -------------  -------------  -------------    -------------

Net operating income                                                       $ 1,870        $ 9,128        $ 4,546         $ 20,094
Sum of reconciling items = - [a] - [b] - [c] - [d]                          (3,328)           (87)        (4,665)            (358)
                                                                      -------------  -------------  -------------    -------------
GAAP net income                                                           $ (1,458)       $ 9,041         $ (119)        $ 19,736
                                                                      -------------  -------------  -------------    -------------


ESPEED, INC. AND SUBSIDIARIES
QUARTERLY MARKET ACTIVITY REPORT



                                                                                                            % Change     % Change
                                                       -----------------------------------------------------------------------------
                                                           2Q04       3Q04      4Q04       1Q05       2Q05 2Q05 vs 1Q05 2Q05 vs 2Q04
                                                       ----------------------------------------------------

VOLUME (IN BILLIONS)
--------------------
Fully Electronic Volume - Excluding New Products           7,791      6,520     5,669      6,384      7,111     11.4%     (8.7%)
Fully Electronic Volume - New Products*                      199        376       497        436        506     16.1%     154.1%
Voice-Assisted Volume                                      3,070      3,491     3,688      4,726      7,401     56.6%     141.0%
                                                       --------------------------------------------------------------------------
   Total Electronic Volume                                11,061     10,388     9,854     11,546     15,018     30.1%      35.8%
                                                       ==========================================================================
ELECTRONIC TRANSACTION COUNT
----------------------------
Fully Electronic Transactions - Excluding New Products 1,252,654  1,127,444   998,215  1,055,479  1,304,403     23.6%       4.1%
Fully Electronic Transactions - New Products*             38,369     73,457    92,903     71,309     91,408     28.2%     138.2%
Voice-Assisted Transactions                              165,906    157,134   152,883    189,129    215,229     13.8%      29.7%
                                                       --------------------------------------------------------------------------
   Total Transactions                                  1,456,929  1,358,035 1,244,001  1,315,917  1,611,040     22.4%      10.6%
                                                       ==========================================================================
                                                       --------------------------------------------------------------------------
eSpeed Equities Direct Access (Number of Shares
Traded In Millions)                                          102        105       123        168        178      5.7%      74.5%
                                                       ==========================================================================
Trading Days                                                  62         64        62         61         64


-----------------------------------------------------------------------
                           Trading Days
-----------------------------------------------------------------------
                               2005
        Q1               Q2                Q3               Q4
        --               --                --               --
        61               64                64               61
                               2004
        Q1               Q2                Q3               Q4
        --               --                --               --
        62               62                64               62

-----------------------------------------------------------------------
*    New Products defined as Mortgage-Backed Securities, Foreign Exchange,
     Interest Rate Swaps, Repos and Futures. CBOT Futures volume calculated based on per contract notional value of $200,000 for the two year contract and $100,000 for all others.



Global Interest Rate Futures Volume (1)
    CBOT - US Treasury Contracts                      97,809,197   97,875,096   102,886,955  113,756,640  120,086,840   5.6%  22.8%
    CME - Euro $ Contracts                            80,289,683   82,256,775    75,602,802   90,815,456  117,034,054  28.9%  45.8%
    EUREX - Bund Contracts                            57,280,434   55,998,582    64,362,839   83,539,303   80,150,635 (4.1%)  39.9%

Fed UST Volume (in billions) (2)
    UST Volume                                            32,379       31,080        31,086       34,570       36,749   6.3%  13.5%
    Average Daily UST Volume                                 522          486           501          567          574   1.3%  10.0%

NYSE  - Volume (shares traded) - in millions (3)          90,818       84,905        95,990       99,372      100,439   1.1%  10.6%
    Transaction Value - in millions                    2,881,358    2,632,744     3,133,420    3,416,701    3,456,359   1.2%  20.0%

NASDAQ  - Volume (shares traded) - in millions (4)       108,328       99,636       119,651      121,179      112,473 (7.2%)   3.8%
    Transaction Value - in millions                    2,120,171    1,896,115     2,398,921    2,585,334    2,467,331 (4.6%)  16.4%


Sources:

     (1)  Futures Industry Association - Monthly Volume Report - (www.cbot.com,
          www.cme.com, www.eurexchange.com)
     (2)  www.ny.frb.org/pihome/statistics/dealer - Federal Reserve Bank
     (3)  NYSE - www.nyse.com
     (4)  NASDAQ - www.marketdata.nasdaq.com



---------------------------------------------------------------------------------------------------------------------------
Fiscal Year 2004                   Jan'04           Feb'04           Mar'04         Apr'04           May'04         Jun'04

Volume Data (in billions)
     Fully Electronic               2,982            2,464            2,897          2,912            2,550          2,528
     Voice                          1,144            1,146            1,296          1,058            1,019            994
     Total                          4,126            3,610            4,192          3,970            3,569          3,522

Transaction Count
     Fully Electronic             449,197          379,084          460,327        460,211          417,503        413,309
     Voice                         57,178           54,485           63,373         56,948           55,533         53,425
     Total                        506,375          433,569          523,700        517,159          473,036        466,734

Trading Days                           20               19               23             21               20             21
---------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------
Fiscal Year 2005                   Jan'05           Feb'05           Mar'05         Apr'05           May'05         Jun'05

Volume Data (in billions)
     Fully Electronic               2,027            2,229            2,565          2,524            2,499          2,595
     Voice                          1,550            1,628            1,548          1,922            2,116          3,363
     Total                          3,577            3,857            4,113          4,445            4,614          5,959

Transaction Count
     Fully Electronic             341,336          362,482          422,970        440,972          452,148        502,691
     Voice                         64,431           59,901           64,797         64,006           67,051         84,172
     Total                        405,767          422,383          487,767        504,978          519,199        586,863

Trading Days                           20               19               22             21               21             22
---------------------------------------------------------------------------------------------------------------------------
